SUPPLEMENT DATED MAY 1, 1999

TO PROSPECTUS
DATED MAY 1, 1999
for
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES issued by
FARM BUREAU LIFE VARIABLE ACCOUNT
of
FARM BUREAU LIFE INSURANCE COMPANY

	Farm Bureau Life Insurance Company ("FBLIC") has made several enhancements to the accompanying flexible premium variable life insurance policy prospectus. While FBLIC has filed these changes with the states in which this product is to be sold, as of the date of this Supplement, FBLIC has not yet received approval from each state. Therefore, in the states of Minnesota, Oklahoma and Wisconsin, the following disclosures are supplemental to the prospectus until such time as the current application and endorsement are approved by those state insurance departments.

	At page 5, in the section titled "SUMMARY AND DIAGRAM OF THE POLICY-The Variable Account," the third through sixth bullet-points (excluding those next to each Investment Option) are replaced with the following:

* We will allocate your initial premium to the Money
Market Subaccount.
* Upon written notification of your receipt of the Policy, we will automatically allocate, without charge, your Cash Value in the Money Market Subaccount according to your allocation instructions.
* Net Premiums paid prior to the date we receive written notification of receipt will be allocated to the Money Market Subaccount.
* Net Premiums paid after the date we receive written notification of receipt will be allocated according to your allocation instructions.

	At page 17, in the section titled "THE POLICY-Premiums-
Allocating Net Premiums," the first three paragraphs are replaced with the following:

	In the application for a Policy, you can allocate Net Premiums or portions thereof to the Subaccounts, to the Declared Interest Option, or both. We will initially allocate Net Premiums to the Money Market Subaccount as of the Delivery Date.
Additional Net Premiums will continue to be allocated to the Money Market Subaccount until we receive written notification of your receipt of the Policy, at which time we will allocate the Cash Value in the Money Market Subaccount, without charge, among the Subaccounts and Declared Interest Option in accordance with your allocation instructions. You do not waive your cancellation privilege by sending us the signed notice of receipt of the Policy (see "THE POLICY-Examination of Policy (Cancellation Privilege)").

	We will allocate Net Premiums received after the date we receive written notification of your receipt of the Policy in accordance with your allocation instructions in the application or your most recent written allocation instructions.

	At page 33, in the section titled "CHARGES AND DEDUCTIONS-Monthly Deduction-Cost of Insurance Rate," the second paragraph is replaced with the following:

	The cost of insurance rates generally increase as the Insured's Attained Age increases. The premium class of an Insured also will affect the cost of insurance rate. The Company currently places Insureds into a standard premium class or into premium classes involving a higher mortality risk. In an otherwise identical Policy, Insureds in the standard premium class will have a lower cost of insurance rate than those in premium classes involving higher mortality risk. The standard premium class is also divided into three categories: tobacco, non-tobacco and preferred plus. Non-tobacco-using Insureds will generally have a lower cost of insurance rate than similarly situated Insureds who use tobacco, and preferred plus Insureds will generally have a lower cost of insurance rate than similarly situated non-tobacco-using Insureds.